SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 1999


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)


      Delaware                     0-20199                  43-1420563
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(State or other              (Commission File No.)       (I.R.S. Employer
 jurisdiction of                                            Identification No.)
  incorporation)


            13900 Riverport Drive, Maryland Heights, Missouri 63043
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:   (314) 770-1666
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


Item 2.  Acquisition or Disposition of Assets.

     On October 13, 1999, YourPharmacy.com, Inc. ("YPC"), a wholly owned subsidiary of Express Scripts, Inc., ("ESI"), completed its contribution of certain operating assets constituting its e-commerce business in prescription and non-prescription drugs and health and beauty aids to PlanetRx.com, Inc., ("PlanetRx") in exchange for 19.9%, or 10,369,990 shares, of the common equity of PlanetRx (the "Shares"). In addition, PlanetRx assumed certain obligations of YPC. Simultaneously, PRX Acquisition Corp. ("Acquisition Sub") merged into
PlanetRx and shareholders of PlanetRx received stock in PRX Holdings, Inc. ("Holdings"), which changed its name to "PlanetRx.com Inc." Additionally, PlanetRx assumed options granted to YPC employees which converted into options to purchase approximately 1.8 million shares of PlanetRx common stock. The consummation of the transaction occurred immediately preceding the closing of PlanetRx's initial public offering ("IPO") of common stock. Based on the IPO price of $16 per share, YPC received consideration valued at approximately $166 million. The terms of the transaction were determined pursuant to arms-length negotiations.

     The transaction was consummated pursuant to the terms of the Asset Contribution and Reorganization Agreement (the "Contribution Agreement") entered into as of August 31, 1999 among ESI, YPC, PlanetRx.com, Inc., Holdings, and Acquisition Sub. A copy of the Contribution Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

     Pursuant to the Contribution Agreement, PlanetRx also agreed to appoint a designee of ESI to its board of directors within five business days after October 13, 1999, and agreed to include the director designated by ESI in the group of nominees that PlanetRx recommends for election at each meeting of their stockholders to elect directors as long as ESI's percentage beneficial ownership is not less that 5%. ESI has designated Barrett A. Toan, President and Chief Executive Officer of ESI, who became a director of PlanetRx on October 19, 1999.

     In connection with the IPO, YPC agreed not to dispose of or hedge any of its common stock or securities convertible into or exchangeable for shares of common stock for 180 days after October 7, 1999, except with the prior written consent of Goldman, Sachs & Co., lead underwriters for the PlanetRx IPO. Goldman, Sachs & Co., however, may in its sole discretion, at any time without notice, release all or any portion of the shares subject to lock-up agreements. A copy of the Lock-up Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

     Pursuant to the Contribution Agreement, YPC was made a party to an Investors Rights Agreement (the "Investors' Rights Agreement") dated as of June 3, 1999 between PlanetRx and certain investors of PlanetRx. The Investors' Rights Agreement, as amended, provides registration rights for certain holders of common stock of PlanetRx, including YPC. The holders are entitled to demand that PlanetRx register their shares of PlanetRx common stock under the Securities Act of 1933, as amended (the "Securities Act"), at any time after six months after October 7, 1999, the effective date of the IPO of PlanetRx, upon request from the holders of at least 30% of the registrable securities with an anticipated aggregate offering price of at least $7.5 million. PlanetRx is not required to effect more than two such demand registrations. If PlanetRx proposes to register any of its securities under the Securities Act, either for its own account or for the account of other securityholders exercising registration rights, these holders are entitled to certain "piggyback" registration rights, i.e., notice that PlanetRx is effecting a registration under the Securities Act and the right to include their shares therein, subject to certain conditions and limitations. Further, the holders may require PlanetRx file additional registration statements on Form S-3 upon request from the holders of at least 30% of the registrable securities and if the aggregate offering price is at least $2.0 million. All of these registration rights are subject to conditions and limitations. These rights will not terminate with respect to YPC until October 13, 2004. In the event PlanetRx effects another public offering, YPC has agreed that it will not sell or dispose of any of its Shares for a period specified by the managing underwriter (not to exceed 180 days), without the prior written consent of such underwriter, subject to certain conditions and limitations. A copy of the Investors' Rights Agreement, and the Amendment thereto, are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

     PlanetRx also agreed to certain additional registration rights provisions attached as Exhibit B to the Contribution Agreement. Pursuant to these provisions, PlanetRx agreed, as soon as practicable after the closing of the transactions contemplated by the Contribution Agreement, to file a registration statement under the Securities Act covering one-half of the Shares and to use its best efforts to cause it to become effective within 180 days after such closing and to keep such registration statement effective until the earlier of
(x) two years after the closing, (y) the sale of all the Shares covered by the registration statement, and (z) the date on which all the Shares held by YPC may immediately be sold under Rule 144 under the Securities Act during any 90-day period. The obligations of PlanetRx are subject to certain conditions and limitations. PlanetRx has agreed to pay all expenses incurred in connection with such registration (other than fees and disbursements of separate counsel for YPC). A copy of the registration rights provisions are filed as Exhibit B to
Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

     In addition, as previously reported on ESI's Current Report on Form 8-K dated August 31, 1999 (filed September 2, 1999) (File No. 0-20199), on August 31, 1999, ESI entered into an Agreement with PlanetRx pursuant to which ESI has designated PlanetRx as ESI's exclusive internet pharmacy in the United States. The agreement became effective on October 13, 1999. See Item 5 herein, which is hereby incorporated by reference herein.

     The summary contained in this Current Report on Form 8-K of certain provisions of such agreements are not intended to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 5.  Other Events.

     As previously reported on ESI's Current Report on Form 8-K dated August 31, 1999 (filed September 2, 1999) (File No. 0-20199), on August 31, 1999, ESI entered into an Agreement with PlanetRx pursuant to which ESI has, subject to certain exceptions set forth therein, designated PlanetRx as ESI's exclusive internet pharmacy in the United States for a term of five years, with a right to participate in the ESI pharmacy network for ten years. Under the agreement, customers who are covered under an ESI pharmacy benefit plan will generally be able to fill prescriptions at PlanetRx's website and will be entitled to receive the benefits of the coverage under the ESI pharmacy benefit plan. The agreement also provides for various co-operative marketing activities by ESI and PlanetRx. Pursuant to this agreement, PlanetRx will make certain payments to ESI annually over the term of the agreement, with a minimum payment obligation of $11,650,000 annually for five years, plus reimbursement of certain expenses, with a potential five year extension (subject to certain conditions), plus an incremental fee based on ESI's members' activity on PlanetRx's website. ESI has committed to exclusively co-brand and co-market PlanetRx as ESI's online pharmacy. Co-branding includes but is not limited to placing PlanetRx's name, logo and other information about PlanetRx on ESI's website and marketing and sales materials. Co-marketing includes ESI promoting PlanetRx as ESI's online pharmacy in ESI's marketing and sales activities. The agreement became effective on October 13, 1999. PlanetRx will also be included in the ESI network as an authorized pharmacy for a minimum of ten years. The agreement contains customary termination, default and indemnification provisions. As part of the relationship, PlanetRx agreed to certain exclusivity provisions that precludes it from directly or indirectly operating as a pharmacy benefit manager. A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following exhibits are filed as part of this report on Form 8-K:

   Exhibit No.     Description

       2.1 Asset Contribution and Reorganization Agreement dated August 31, 1999 by and among PlanetRx.com, Inc., PRX Holdings, Inc., PRX Acquisition, Corp., YourPharmacy.com, Inc., and Express Scripts, Inc. (incorporated by reference to the Exhibit No.
                   2.1 to PlanetRx's Registration Statement on Form S-1, as amended (Registration Number 333-82485)).

      10.1 Agreement dated August 31, 1999 by and among Express Scripts, Inc. and PlanetRx.com, Inc.(incorporated by reference to the Exhibit No. 10.17 to PlanetRx's Registration Statement on Form S-1, as amended (Registration Number 333-82485)).

      10.2 Amended and Restated Investors' Rights Agreement dated as of June 3, 1999, (incorporated by reference to the Exhibit No.
                   4.2 to PlanetRx's Registration Statement on Form S-1, as amended (Registration Number 333-82485)).

      10.3 Amendment of Amended and Restated Investors' Rights Agreement dated as of October 13, 1999 by and between PlanetRx.com, Inc. and YourPharmacy.com, Inc. (incorporated by reference to Exhibit 4 to Schedule 13D dated October 21, 1999 (filed October 22, 1999) filed by Express Scripts, Inc. with respect to PlanetRx.com, Inc. (File No. 000-27437)

      10.4 Lock-up Agreement dated as of October 13, 1999 between YourPharmacy.com, Inc. and Goldman Sachs & Co. (incorporated by reference to Exhibit 5 to Schedule 13D dated October 21, 1999(filed October 22, 1999) filed by Express Scripts, Inc. with respect to PlanetRx.com, Inc. (File No. 000-27437)

      99.1         Press release, dated October 14, 1999, by Express Scripts,
                   Inc.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EXPRESS SCRIPTS, INC.



Date:    October 20, 1999                 By:    /s/ Barrett A. Toan
                                                Barrett A. Toan
                                                President and Chief Executive
                                                Officer